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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported): October 1, 2004


                      INTEGRATED ALARM SERVICES GROUP, INC.

             (Exact name of registrant as specified in its charter)



Delaware                                 000-50343                    42-1578199
--------                                 ---------                    ----------
(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of organization)                                             Identification No.)

One Capital Center
99 Pine Street
Albany, New York                                                          12207
----------------                                                          -----
(Address of Principal Executive Office)                              (Zip Code)

Registrant's telephone number, including area code: (518) 426-1515



                                       N/A
          -------------------------------------------------------------
          (Former name or former address; if changed since last report)

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

           (a) On October 1, 2004, Integrated Alarm Services Group, Inc. ("IASG") entered into an Asset Agreement with National Alarm Computer Center, Inc. ("NACC"), a unit of Tyco International Ltd's Fire and Security Segment, to acquire substantially all of the assets of NACC. The transaction is subject to governmental approval pursuant to the Hart-Scott-Rodino Antitrust Improvement Act of 1976. The transaction was negotiated on an arms-length basis. NACC has no affiliation with IASG or any of its officers or directors.

ITEM 9.01  EXHIBITS

99.1       Press Release dated October 5, 2004

99.2 Asset Purchase Agreement dated October 1, 2004 by and between Integrated Alarm Services Group, Inc. and National Alarm Computer Center, Inc.



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            Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                          INTEGRATED ALARM SERVICES GROUP, INC.



                                          By: /s/ Timothy M. McGinn
                                              ---------------------------------
                                              Timothy M. McGinn
                                              Chief Executive Officer






October 5, 2004



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